Exhibit 99.2

Dick Weil Chief Executive Officer Roger Thompson Chief Financial Officer Janus Henderson Group 3Q19 results presentation Wednesday 30 October 2019

1 3Q19 results 3Q19 2Q19 3 year investment outperformance¹ 74% 72% Net flows (US$3.5bn) (US$9.8bn) Total AUM US$356.1bn US$359.8bn US GAAP diluted EPS US$0.58 US$0.56 Adjusted diluted EPS² US$0.64 US$0.61 Dividend per share US$0.36 US$0.36 Key metrics – 3Q19 vs 2Q19 1 Represents percentage of AUM outperforming the relevant benchmark. Full performance disclosures detailed in the appendix on slide 21. 2 See adjusted financial measures reconciliation on slides 29 and 30 for additional information. • Investment performance remained strong, driving better quarter-over-quarter flows • AUM of US$356.1bn reflects slightly weaker markets and net outflows • Adjusted diluted EPS of US$0.64 • Declared US$0.36 per share dividend and completed US$81m of share buybacks

Roger Thompson Chief Financial Officer 3Q19 results presentation Business and financial results

3 Capability 1 year 3 years 5 years Equities Fixed Income Quantitative Equities Multi-Asset Alternatives Total Capability 1 year 3 years 5 years Equities Fixed Income Quantitative Equities Multi-Asset Alternatives Total Investment performance Total company investment performance remains strong % of mutual fund AUM in top 2 Morningstar quartiles (as at 30 Sep 2019) % of AUM outperforming benchmark (as at 30 Sep 2019) Note: Full performance disclosures detailed in the appendix on slides 21 and 22. Past performance is no guarantee of future results. The top two Morningstar quartiles represent funds in the top half of their category based on total return. Refer to slide 22 for the 10-year period, percent of funds in the top 2 quartiles for all periods, and description and quantity of funds included in the analysis. 75% 74% 80% 63% 90% 94% 39% 25% 96% 26% 93% 91% 100% 99% 90% 70% 74% 78% 84% 79% 87% 53% 55% 53% 97% 97% 38% 57% 89% 88% 56% 37% 87% 78% 74% 82%

4 18.3 20.0 19.7 17.1 17.7 16.6 15.6 15.6 15.3 (17.6) (22.9) (22.4) (19.8) (22.0) (25.0) (23.0) (25.4) (18.8) 0.7 (2.9) (2.7) (2.7) (4.3) (8.4) (7.4) (9.8) (3.5) 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 Total flows Total flows 3Q17 to 3Q19 (US$bn) Redemptions Sales Net sales / (redemptions) 21% 22% 21% 18% 19% 17% 19% 18% 17% Annualised gross sales¹ Annualised gross redemptions¹ Lower redemptions drove quarter-over-quarter improvement in net flows 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM. (20%) (25%) (24%) (21%) (24%) (26%) (28%) (29%) (21%)

5 (3.5) (2.4) (0.2) (0.3) (0.5) (0.1) Total Company Net Flows Quantitative Equities Global Emerging Markets Core Plus Fixed Income European Equities Remaining Business Principal components of 3Q19 net flows 3Q19 flows (US$bn) 14.8 13.6 14.7 14.3 (20.3) (17.0) (16.1) (14.4) (5.5) (3.4) (1.4) (0.1) 4Q18 1Q19 2Q19 3Q19 Represents US$286bn in AUM as at 30 Sep 2019 3Q19 flows improved from 2Q19; net outflows remain concentrated in four areas

6 Statement of income Note: See adjusted financial measures reconciliation on slides 29 and 30 for additional information. US GAAP and adjusted US GAAP Adjustments Adjusted Revenue Management fees 446.2 Performance fees 1.4 Shareowner servicing fees 39.3 Other revenue 49.1 Total revenue 536.0 (102.8) 433.2 Operating expenses Employee compensation and benefits 147.9 Long-term incentive plans 42.2 Distribution expenses 102.8 Investment administration 11.2 Marketing 5.5 General, administrative and occupancy 67.6 Depreciation and amortisation 15.2 Total operating expenses 392.4 (119.4) 273.0 Operating income 143.6 16.6 160.2 US$m 3 months ended 30 Sep 2019

7 US$, except margin data 3Q19 2Q19 Change 3Q19 vs 2Q19 3Q18 Change 3Q19 vs 3Q18 Average AUM 358.2bn 357.7bn 0% 376.8bn (5%) Total revenue 536.0m 535.9m 0% 581.2m (8%) Operating income 143.6m 118.5m 21% 148.3m (3%) Operating margin 26.8% 22.1% 4.7ppt 25.5% 1.3ppt US GAAP diluted EPS 0.58 0.56 4% 0.55 5% Adjusted revenue 433.2m 434.4m (0%) 468.9m (8%) Adjusted operating income 160.2m 152.0m 5% 180.5m (11%) Adjusted operating margin 37.0% 35.0% 2.0ppt 38.5% (1.5ppt) Adjusted diluted EPS 0.64 0.61 5% 0.69 (7%) Summary financial results Summary of results Note: See adjusted financial measures reconciliation on slides 29 and 30 for additional information. US GAAP and adjusted

8 3Q19 adjusted revenue drivers Revenue 3Q19 revenue reflects higher average AUM offset by lower fee margin Pro forma adjusted revenue – 2Q19 vs 3Q19 (US$m) Note: See adjusted financial measures reconciliation on slides 29 and 30 for additional information. 1 Net margin based on management fees net of distribution expenses. • Net management fee margin was down 0.6bps in 3Q19 reflecting mix shift from outflows in higher fee equity products • Performance fees declined from 2Q19 driven by seasonality, partially offset by an improvement in US mutual fund performance fees US$m, except margin data 3Q19 2Q19 Change Total adjusted revenue 433.2 434.4 (0%) Management fees 446.2 446.4 (0%) Performance fees 1.4 3.5 (60%) Shareowner servicing fees 39.3 38.3 3% Other revenue 49.1 47.7 3% Distribution expenses (102.8) (101.5) (1%) Average net¹ mgmt fee margin 41.6bps 42.2bps (0.6bps) 446.2 446.4 1.4 3.5 39.3 38.3 49.1 47.7 (102.8) (101.5) 433.2 434.4 3Q19 2Q19 Management fees Performance fees Shareowner servicing fees Other revenue Distribution expenses

9 273.0 (0.9) (7.0) (2.6) (0.1) 282.4 0.1 1.1 2Q19 Compensation and benefits LT incentive plans Investment administration Marketing General, admin. and occupancy Depreciation and amortisation 3Q19 Adjusted operating expenses – 2Q19 vs 3Q19 (US$m) Operating expenses Note: See adjusted financial measures reconciliation on slides 29 and 30 for additional information. US$m 3Q19 US GAAP Adjustments 3Q19 adjusted 2Q19 adjusted Change 3Q19 adjusted vs 2Q19 adjusted Employee compensation and benefits 147.9 (5.4) 142.5 143.4 (1%) Long-term incentive plans 42.2 0.2 42.4 49.4 (14%) Total compensation expenses 190.1 (5.2) 184.9 192.8 (4%) Distribution expenses 102.8 (102.8) –– nm Investment administration 11.2 – 11.2 11.1 1% Marketing 5.5 – 5.5 8.1 (32%) General, administrative and occupancy 67.6 (4.1) 63.5 62.4 2% Depreciation and amortisation 15.2 (7.3) 7.9 8.0 (1%) Non-staff operating expenses 202.3 (114.2) 88.1 89.6 (2%) Total operating expenses 392.4 (119.4) 273.0 282.4 (3%) Decrease in LTI and marketing costs drove decline in expenses

10 Capital management Continued commitment to return of capital – US$394m year to date Note: JHG purchases shares on market for the annual share grants associated with variable compensation, which is not included in the above share repurchases. Numbers may not cast due to rounding. 1 Total shares outstanding reflect amounts disclosed on forms 10-Q or 10-K for each respective quarter. Quarterly capital return 4Q17 to 3Q19 Dividend paid / share $0.32 $0.32 $0.36 $0.36 $0.36 $0.36 $0.36 $0.36 Debt repayment (US$m) 42.3 81.6 0.3 13.5 – – – – Shares repurchased (m) – – – 1.8 2.2 1.3 3.5 4.2 Total shares outstanding1 (m) 200.4 200.4 200.4 198.6 196.4 195.2 191.6 187.5 71.2 69.2 69.7 68.6 67.8 49.9 49.9 30.9 75.2 81.3 63.7 63.1 71.6 121.1 119.1 100.6 143.8 149.1 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 Dividends Share repurchases

Q&A

Appendix

13 53% 21% 13% 10% 3% Equities Fixed Income Quantitative Equities Multi-Asset Alternatives Assets under management as at 30 Sep 2019 55% 30% 15% North America EMEA & LatAm Asia Pacific By client type By capability By client location US$188.2bn US$75.0bn US$45.6bn US$36.3bn US$11.0bn US$159.8bn US$131.0bn US$65.3bn US$196.9bn US$105.4bn US$53.8bn AUM: US$356.1bn 45% 37% 18% Intermediary Institutional Self-directed

14 Investment management capabilities Diversified product range Equities US$188.2bn AUM 30 Sep 2019 US$356.1bn Fixed Income US$75.0bn Multi-Asset US$36.3bn Self-directed Intermediary Institutional Institutional Institutional Quantitative Equities US$45.6bn Equities • Wide range of equity strategies encompassing different geographic focuses and investment styles Fixed Income •Coverage across the asset class, applying a wide range of differentiated techniques Quantitative Equities • Intech applies advanced mathematics and systematic portfolio rebalancing intended to harness the volatility of movements in stock prices Multi-Asset • US teams manage US and global asset allocation strategies; UK teams include asset allocation specialists, traditional multi-manager investors, and those focused on alternative asset classes Alternatives • A cross-asset class combination of alpha generation, risk management, and efficient beta replication strategies, including multi-strategy, liquid alternatives, agriculture and global commodities/managed futures Alternatives US$11.0bn

15 Largest strategies by capability Note: Numbers may not cast due to rounding. Capability Strategy AUM (US$bn) 30 Sep 2019 US Mid Cap Growth 27.5 US Concentrated Growth 17.0 US Research Growth Equity 15.5 US SMID Cap Growth 12.6 Global Life Sciences 9.3 Core Plus Fixed Income 12.9 Buy & Maintain Credit 9.6 Global Strategic Fixed Income 7.0 Kapstream Absolute Return Income 6.9 Australian Fixed Income 5.7 Intech Global Large Cap Core ex-Japan 8.4 Intech US Enhanced Plus 6.9 Intech Global Large Cap Core 5.3 Intech US Broad Large Cap Growth 3.0 Intech Global Enhanced Index ex-Australia ex-Tobacco 1% Risk 2.4 Balanced 30.4 UK Income and Growth 1.8 Multi Manager 1.2 Multi Asset - Institutional 0.3 Global Diversified Growth 0.3 UK Large Cap Absolute Return Equity 5.6 Property 2.8 Europe Large Cap Long/Short 0.6 Global Commodities 0.6 Concentrated Pan Europe Equity 0.4 Total 193.8 Equity Fixed Income Multi-Asset Alternatives Quantitative Equities

16 3Q19 flows by capability 6.0 6.1 0.3 2.4 0.5 (8.0) (4.7) (2.7) (2.0) (1.4) (2.0) 1.4 (2.4) 0.4 (0.9) Equities Fixed Income Quantitative Equities Multi-Asset Alternatives 3Q19 flows by capability (US$bn) Annualised gross sales¹ Redemptions Sales Net sales / (redemptions) 12% 33% 2% 27% 16% (17%) (25%) (22%) (22%) (45%) Annualised gross redemptions¹ 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM.

17 Flows: Equities and Fixed Income 6.8 8.6 6.9 6.9 6.0 (9.9) (12.7) (9.8) (12.9) (8.0) (3.1) (4.1) (2.9) (6.0) (2.0) 3Q18 4Q18 1Q19 2Q19 3Q19 6.0 4.7 4.9 5.5 6.1 (7.6) (6.0) (7.7) (5.2) (4.7) (1.6) (1.3) (2.8) 0.3 1.4 3Q18 4Q18 1Q19 2Q19 3Q19 Equities (US$bn) Fixed Income (US$bn) Redemptions Sales Net sales / (redemptions) Annualised gross sales¹ Annualised gross redemptions¹ 14% 17% 17% 15% 12% 31% 25% 27% 30% 33% (21%) (25%) (24%) (27%) (17%) (39%) (32%) (43%) (28%) (25%) Note: Reflects operational reclassification of existing client’s funds in 4Q18 as detailed on slide 20. 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM.

18 2.2 2.3 2.2 2.1 2.4 (1.3) (2.0) (1.5) (1.5) (2.0) 0.9 0.3 0.7 0.6 0.4 3Q18 4Q18 1Q19 2Q19 3Q19 1.3 0.3 0.7 0.2 0.3 (1.3) (1.4) (1.7) (4.3) (2.7) (0.0) (1.1) (1.0) (4.1) (2.4) 3Q18 4Q18 1Q19 2Q19 3Q19 1.4 0.7 0.9 0.9 0.5 (1.9) (2.9) (2.3) (1.5) (1.4) (0.5) (2.2) (1.4) (0.6) (0.9) 3Q18 4Q18 1Q19 2Q19 3Q19 Flows: Quantitative Equities, Multi-Asset and Alternatives Quantitative Equities (US$bn) Multi-Asset (US$bn) Alternatives (US$bn) 10% 3% 7% 2% 2% Annualised gross sales¹ Annualised gross redemptions¹ Redemptions Sales Net sales / (redemptions) 27% 27% 29% 25% 27% 31% 18% 25% 28% 16% (11%) (11%) (16%) (35%) (22%) (15%) (22%) (20%) (18%) (22%) (43%) (69%) (64%) (48%) (45%) Note: Reflects operational reclassification of existing client’s funds in 4Q18 as detailed on slide 20. 1 Annualised gross sales and redemption rates calculated as a percentage of beginning period AUM.

19 Total net flows by capability 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 Equities Fixed Income Quantitative Equities Multi-Asset Alternatives Total net flows by capability 3Q17 to 3Q19 (US$bn) Note: Reflects operational reclassification of existing client’s funds in 4Q18 as detailed on slide 20. 0.7 (2.9) (2.7) (2.7) (4.3) (7.4) (8.4) (9.8) (3.5)

# AUM and flows by capability

| All data in US$bn | Equities | Fixed Income | Quantitative Equities | Multi-Asset | Alternatives | Total |
|---|---|---|---|---|---|---|
| **AUM 30 Jun 2018** | **193.3** | **76.5** | **50.1** | **32.6** | **17.6** | **370.1** |
| Sales | 6.8 | 6.0 | 1.3 | 2.2 | 1.4 | 17.7 |
| Redemptions | (9.9) | (7.6) | (1.3) | (1.3) | (1.9) | (22.0) |
| Net sales / (redemptions) | (3.1) | (1.6) | (0.0) | 0.9 | (0.5) | (4.3) |
| Market / FX | 9.0 | (0.4) | 2.8 | 1.1 | (0.2) | 12.3 |
| **AUM 30 Sep 2018** | **199.2** | **74.5** | **52.9** | **34.6** | **16.9** | **378.1** |
| Sales | 8.6 | 4.7 | 0.3 | 2.3 | 0.7 | 16.6 |
| Redemptions | (12.7) | (6.0) | (1.4) | (2.0) | (2.9) | (25.0) |
| Net sales / (redemptions) | (4.1) | (1.3) | (1.1) | 0.3 | (2.2) | (8.4) |
| Market / FX | (29.2) | (1.3) | (7.5) | (2.5) | (0.7) | (41.2) |
| Reclassification[1] | 1.7 | 0.5 | – | (2.2) | – | – |
| **AUM 31 Dec 2018** | **167.6** | **72.4** | **44.3** | **30.2** | **14.0** | **328.5** |
| Sales | 6.9 | 4.9 | 0.7 | 2.2 | 0.9 | 15.6 |
| Redemptions | (9.8) | (7.7) | (1.7) | (1.5) | (2.3) | (23.0) |
| Net sales / (redemptions) | (2.9) | (2.8) | (1.0) | 0.7 | (1.4) | (7.4) |
| Market / FX | 24.1 | 2.9 | 6.3 | 2.5 | 0.4 | 36.2 |
| **AUM 31 Mar 2019** | **188.8** | **72.5** | **49.6** | **33.4** | **13.0** | **357.3** |
| Sales | 6.9 | 5.5 | 0.2 | 2.1 | 0.9 | 15.6 |
| Redemptions | (12.9) | (5.2) | (4.3) | (1.5) | (1.5) | (25.4) |
| Net sales / (redemptions) | (6.0) | 0.3 | (4.1) | 0.6 | (0.6) | (9.8) |
| Market / FX | 8.5 | 0.7 | 2.1 | 1.1 | (0.1) | 12.3 |
| **AUM 30 Jun 2019** | **191.3** | **73.5** | **47.6** | **35.1** | **12.3** | **359.8** |
| Sales | 6.0 | 6.1 | 0.3 | 2.4 | 0.5 | 15.3 |
| Redemptions | (8.0) | (4.7) | (2.7) | (2.0) | (1.4) | (18.8) |
| Net sales / (redemptions) | (2.0) | 1.4 | (2.4) | 0.4 | (0.9) | (3.5) |
| Market / FX | (1.1) | 0.1 | 0.4 | 0.8 | (0.4) | (0.2) |
| **AUM 30 Sep 2019** | **188.2** | **75.0** | **45.6** | **36.3** | **11.0** | **356.1** |

[1] Reflects operational reclassification of existing client's funds.

Janus Henderson GROUP PLC

20

# Investment performance

**% of AUM outperforming benchmark**

| Capability | 3Q18 | | | 4Q18 | | | 1Q19 | | | 2Q19 | | | 3Q19 | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | 1yr | 3yr | 5yr | 1yr | 3yr | 5yr | 1yr | 3yr | 5yr | 1yr | 3yr | 5yr | 1yr | 3yr | 5yr |
| Equities | 61% | 56% | 75% | 67% | 55% | 71% | 64% | 69% | 77% | 73% | 74% | 83% | 75% | 74% | 80% |
| Fixed Income | 79% | 92% | 94% | 36% | 88% | 93% | 58% | 92% | 89% | 61% | 90% | 89% | 63% | 94% | 90% |
| Quantitative Equities | 21% | 8% | 83% | 20% | 11% | 15% | 15% | 14% | 12% | 32% | 11% | 39% | 39% | 26% | 25% |
| Multi-Asset | 89% | 89% | 90% | 81% | 90% | 91% | 88% | 91% | 91% | 90% | 91% | 92% | 90% | 91% | 93% |
| Alternatives | 99% | 73% | 100% | 35% | 94% | 100% | 89% | 98% | 100% | 39% | 100% | 100% | 96% | 99% | 100% |
| Total | 63% | 60% | 81% | 55% | 61% | 72% | 60% | 69% | 74% | 66% | 72% | 80% | 70% | 74% | 78% |

Note: Outperformance is measured based on composite performance gross of fees vs primary benchmark, except where a strategy has no benchmark index or corresponding composite in which case the most relevant metric is used: (1) composite gross of fees vs zero for absolute return strategies, (2) fund net of fees vs primary index or (3) fund net of fees vs Morningstar peer group average or median. Non-discretionary and separately managed account assets are included with a corresponding composite where applicable.

Cash management vehicles, ETFs, Managed CDOs, Private Equity funds and custom non-discretionary accounts with no corresponding composite are excluded from the analysis. Excluded assets represent 5% of AUM as at 31 Dec 2018 and 30 Sep 2019 and represent 4% of AUM for all other periods. Capabilities defined by Janus Henderson.

Janus Henderson GROUP PLC
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# Mutual fund investment performance

**% of mutual fund AUM in top 2 Morningstar quartiles**

| Capability | 3Q18 | | | 4Q18 | | | 1Q19 | | | 2Q19 | | | 3Q19 | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| | 1yr | 3yr | 5yr | 1yr | 3yr | 5yr | 1yr | 3yr | 5yr | 1yr | 3yr | 5yr | 1yr | 3yr | 5yr |
| Equities | 72% | 65% | 86% | 67% | 63% | 85% | 78% | 72% | 86% | 85% | 70% | 88% | 84% | 79% | 87% |
| Fixed Income | 63% | 36% | 66% | 46% | 28% | 57% | 68% | 42% | 48% | 50% | 50% | 51% | 53% | 53% | 55% |
| Quantitative Equities | 59% | 5% | 55% | 98% | 17% | 100% | 63% | 3% | 97% | 61% | 3% | 51% | 97% | 57% | 97% |
| Multi-Asset | 86% | 88% | 88% | 89% | 89% | 88% | 84% | 86% | 88% | 87% | 87% | 88% | 87% | 88% | 89% |
| Alternatives | 54% | 26% | 53% | 26% | 93% | 59% | 93% | 33% | 94% | 32% | 58% | 58% | 38% | 37% | 56% |
| Total | 71% | 60% | 81% | 65% | 62% | 80% | 78% | 67% | 81% | 78% | 68% | 81% | 78% | 74% | 82% |

Note: Includes Janus Investment Fund, Janus Aspen Series and Clayton Street Trust (US Trusts), Janus Henderson Capital Funds (Dublin based), Dublin and UK OEIC and Investment Trusts, Luxembourg SICAVs and Australian Managed Investment Schemes. The top two Morningstar quartiles represent funds in the top half of their category based on total return. On an asset-weighted basis, 84%, 82%, 80%, 74% and 82% of total mutual fund AUM were in the top 2 Morningstar quartiles for the 10-year periods ended 30 Sep 2018, 31 Dec 2018, 31 Mar 2019, 30 Jun 2019 and 30 Sep 2019, respectively. For the 1-, 3-, 5- and 10-year periods ending 30 Sep 2019, 64%, 58%, 63% and 62% of the 204, 198, 182 and 147 total mutual funds, respectively, were in the top 2 Morningstar quartiles.

Analysis based on 'primary' share class (Class I Shares, Institutional Shares or share class with longest history for US Trusts; Class A Shares or share class with longest history for Dublin based; primary share class as defined by Morningstar for other funds). Performance may vary by share class. Rankings may be based, in part, on the performance of a predecessor fund or share class and are calculated by Morningstar using a methodology that differs from that used by Janus Henderson. Methodology differences may have a material effect on the return and therefore the ranking. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

ETFs and funds not ranked by Morningstar are excluded from the analysis. Capabilities defined by Janus Henderson. © 2019 Morningstar, Inc. All Rights Reserved.

Janus Henderson
GROUP PLC
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23 Mutual fund investment performance (cont’d) Group 21 39 30 55 56 35 30 44 43 52 50 47 55 51 54 50 26 48 23 22 26 32 23 25 23 31 33 26 30 28 71 65 78 78 78 60 62 67 68 74 81 80 81 81 82 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 % of mutual fund AUM in top 2 Morningstar quartiles Equities 11 34 18 55 57 34 26 45 40 50 55 46 58 53 53 61 33 60 31 27 31 37 28 30 29 31 39 27 35 34 72 67 78 85 84 65 63 72 70 79 86 85 86 88 87 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 1 year 3 year 5 year 1 year 3 year 5 year Note: Full performance disclosures detailed on slide 22. Numbers may not cast due to rounding. 2nd quartile 1st quartile

24 42 52 39 38 40 3 5 3 3 3 48 4 4 40 17 46 24 23 57 2 12 53 55 52 93 47 57 59 98 63 61 97 5 17 3 3 57 55 100 97 51 97 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 Mutual fund investment performance (cont’d) Fixed Income 11 33 37 38 42 19 14 24 27 41 14 15 18 21 35 52 13 31 12 11 17 13 18 22 12 52 42 30 30 19 63 46 68 50 53 36 28 42 50 53 66 57 48 51 55 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 % of mutual fund AUM in top 2 Morningstar quartiles Quantitative Equities 1 year 3 year 5 year 1 year 3 year 5 year 2nd quartile 1st quartile Note: Full performance disclosures detailed on slide 22. Numbers may not cast due to rounding.

25 Mutual fund investment performance (cont’d) Multi-Asset 81 84 82 83 85 82 83 84 84 86 82 84 84 85 87 5 4 2 4 2 6 6 2 2 2 6 5 4 3 2 86 89 84 87 87 88 89 86 87 88 88 88 88 88 89 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 % of mutual fund AUM in top 2 Morningstar quartiles Alternatives 29 1 33 31 31 31 24 56 57 31 24 25 25 61 2 38 26 93 33 27 6 29 2 37 27 32 54 26 93 32 38 26 93 33 58 37 53 59 94 58 56 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 3Q18 4Q18 1Q19 2Q19 3Q19 1 year 3 year 5 year 1 year 3 year 5 year 2nd quartile 1st quartile Note: Full performance disclosures detailed on slide 22. Numbers may not cast due to rounding.

# Balance sheet

## Strong liquidity position

- At 30 September 2019, cash and investment securities totalled US$1,358m compared to outstanding debt of US$317m
- Cash and cash equivalents increased 6%, as cash flow generation more than offset capital return
- Board declared a dividend of US$0.36 per share to be paid on 25 November to shareholders on record at the close of business on 11 November
- Repurchased 4m shares for US$81m, completing US$187m year to date of the US$200m buyback programme authorised in February 2019

**Balance sheet profile – carrying value (30 Jun 2019 vs 30 Sep 2019)**
(US$m)



1,288.9
557.9
731.0
317.7
1,357.9
584.2
773.7
316.9
Cash and investments
Debt
Cash and investments
Debt
30 Jun 2019
30 Sep 2019
Investment securities[1]
Cash and cash equivalents[2]
2025 maturity

[1] Includes seed investments of US$419.8m (including investment securities of consolidated variable interest entities of US$311.1m), investments related to deferred compensation plans of US$132.6m and other investments of US$5.5m as at 30 June 2019; includes seed investments of US$461.8m (including investment securities of consolidated variable interest entities of US$359.9m), investments related to deferred compensation plans of US$117.0m and other investments of US$5.4m as at 30 September 2019

[2] Includes cash and cash equivalents of consolidated variable interest entities of US$24.0m and US$37.4m as at 30 June 2019 and 30 September 2019, respectively.

Janus Henderson GROUP PLC

26

27 US GAAP: statement of income 3 months ended 30 Sep 2019 30 Jun 2019 30 Sep 2018 Revenue Management fees 446.2 446.4 498.7 Performance fees 1.4 3.5 (6.0) Shareowner servicing fees 39.3 38.3 40.2 Other revenue 49.1 47.7 48.3 Total revenue 536.0 535.9 581.2 Operating expenses Employee compensation and benefits 147.9 146.5 159.5 Long-term incentive plans 42.2 49.2 61.1 Distribution expenses 102.8 101.5 112.3 Investment administration 11.2 11.1 12.2 Marketing 5.5 8.1 7.1 General, administrative and occupancy 67.6 67.7 59.9 Depreciation and amortisation 15.2 33.3 20.8 Total operating expenses 392.4 417.4 432.9 Operating income 143.6 118.5 148.3 Interest expense (3.5) (4.2) (4.0) Investment gains (losses), net 4.0 4.8 (8.3) Other non-operating income (expenses), net 4.7 28.5 2.3 Income before taxes 148.8 147.6 138.3 Income tax provision (35.7) (35.3) (33.2) Net income 113.1 112.3 105.1 Net loss (income) attributable to noncontrolling interests (1.0) (2.9) 6.1 Net income attributable to JHG 112.1 109.4 111.2 Less: allocation of earnings to participating stock-based awards (3.1) (3.2) (3.0) Net income attributable to JHG common shareholders 109.0 106.2 108.2 Diluted weighted-average shares outstanding (m) 188.3 190.7 195.9 Diluted EPS (in US$) 0.58 0.56 0.55 US$m, except per share data or as noted

28 Adjusted: statement of income Note: See adjusted financial measures reconciliation on slides 29 and 30 for additional information. 3 months ended 30 Sep 2019 30 Jun 2019 30 Sep 2018 Revenue Management fees 446.2 446.4 498.7 Performance fees 1.4 3.5 (6.0) Shareowner servicing fees 39.3 38.3 40.2 Other revenue 49.1 47.7 48.3 Distribution expenses (102.8) (101.5) (112.3) Total adjusted revenue 433.2 434.4 468.9 Operating expenses Employee compensation and benefits 142.5 143.4 151.4 Long-term incentive plans 42.4 49.4 51.1 Investment administration 11.2 11.1 12.2 Marketing 5.5 8.1 7.1 General, administrative and occupancy 63.5 62.4 58.6 Depreciation and amortisation 7.9 8.0 8.0 Total adjusted operating expenses 273.0 282.4 288.4 Adjusted operating income 160.2 152.0 180.5 Interest expense (3.1) (3.2) (3.2) Investment gains (losses), net 3.0 5.8 (8.3) Other non-operating income, net 4.5 5.9 4.8 Adjusted income before taxes 164.6 160.5 173.8 Income tax provision (38.9) (37.9) (41.3) Adjusted net income 125.7 122.6 132.5 Net loss (income) attributable to noncontrolling interests (1.0) (2.9) 6.1 Adjusted net income attributable to JHG 124.7 119.7 138.6 Less: allocation of earnings to participating stock-based awards (3.4) (3.5) (3.7) Adjusted net income attributable to JHG common shareholders 121.3 116.2 134.9 Diluted weighted-average shares outstanding (m) 188.3 190.7 195.9 Adjusted diluted EPS (in US$) 0.64 0.61 0.69 US$m, except per share data or as noted

29 Alternative performance measures Reconciliation of adjusted financial measures 3 months ended 30 Sep 2019 30 Jun 2019 30 Sep 2018 Reconciliation of revenue to adjusted revenue Revenue 536.0 535.9 581.2 Distribution expenses1 (102.8) (101.5) (112.3) Adjusted revenue 433.2 434.4 468.9 Reconciliation of operating income to adjusted operating income Operating income 143.6 118.5 148.3 Employee compensation and benefits2 5.4 3.1 8.1 Long-term incentive plans2 (0.2) (0.2) 10.0 General, administrative and occupancy2 4.1 5.3 1.3 Depreciation and amortisation3 7.3 25.3 12.8 Adjusted operating income 160.2 152.0 180.5 Operating margin 26.8% 22.1% 25.5% Adjusted operating margin 37.0% 35.0% 38.5% US$m, except margin data Note: Reconciliation to be used in conjunction with slide 30. Footnotes included on slide 31.

30 Alternative performance measures (cont’d) Reconciliation of adjusted financial measures 3 months ended 30 Sep 2019 30 Jun 2019 30 Sep 2018 Reconciliation of net income to adjusted net income, attributable to JHG Net income attributable to JHG 112.1 109.4 111.2 Employee compensation and benefits2 5.4 3.1 8.1 Long-term incentive plans2 (0.2) (0.2) 10.0 General, administrative and occupancy2 4.1 5.3 1.3 Depreciation and amortisation3 7.3 25.3 12.8 Interest expense4 0.4 1.0 0.8 Investment gains (losses), net (1.0) 1.0 – Other non-operating income (expense)4 (0.2) (22.6) 2.5 Income tax provision5 (3.2) (2.6) (8.1) Adjusted net income attributable to JHG 124.7 119.7 138.6 Diluted earnings per share (in US$) 0.58 0.56 0.55 Adjusted diluted earnings per share (in US$) 0.64 0.61 0.69 US$m, except per share data Note: Reconciliation to be used in conjunction with slide 29. Footnotes included on slide 31.

31 Alternative performance measures (cont’d) Footnotes to reconciliation of adjusted financial measures 1 Substantially all distribution expenses are paid to financial intermediaries for the distribution of JHG’s investment products. JHG management believes that the deduction of third- party distribution, service and advisory expenses from revenue in the computation of net revenue reflects the nature of these expenses, as these costs are passed through to external parties that perform functions on behalf of, and distribute, the Group’s managed AUM. 2 Adjustments primarily represent integration costs in relation to the Merger, including severance costs, legal costs and consulting fees. JHG management believes these costs do not represent the ongoing operations of the Group. 3 Investment management contracts have been identified as a separately identifiable intangible asset arising on the acquisition of subsidiaries and businesses. Such contracts are recognised at the net present value of the expected future cash flows arising from the contracts at the date of acquisition. For segregated mandate contracts, the intangible asset is amortised on a straight-line basis over the expected life of the contracts. The three months ended 30 June 2019 also include a US$18m impairment of certain mutual fund contracts. JHG management believes these non-cash and acquisition-related costs do not represent the ongoing operations of the Group. 4 2019 adjustments primarily represent contingent consideration adjustments associated with acquisitions prior to the Merger and increased debt expense as a consequence of the fair value uplift on debt due to acquisition accounting. Adjustments for the three months ended 30 September 2018 primarily represent fair value movements on options issued to Dai-ichi in addition to contingent consideration costs associated with acquisitions prior to the merger. JHG management believes these costs do not represent the ongoing operations of the Group. 5 The tax impact of the adjustments is calculated based on the US or foreign statutory tax rate as they relate to each adjustment. Certain adjustments are either not taxable or not tax-deductible.

32 3Q19 (US$m) 2Q19 (US$m) 3Q18 (US$m) AUM generating 3Q19 pfees (US$bn) # of funds generating 3Q19 pfees Frequency Timing SICAVs – 1.5 – – – 23 annually; 2 quarterly 23 at June; 2 on quarters Offshore Absolute Return 0.2 – 1.2 0.1 1 Quarterly / Annually Various Segregated Mandates1 2.5 5.5 3.2 6.6 17 Quarterly / Annually Various UK OEICs & Unit Trusts 0.0 – – 0.3 1 Quarterly Various Investment Trusts – – 0.2 – – Annually Various US Mutual Funds2 (1.3) (3.5) (10.6) 44.9 17 Monthly Monthly Total 1.4 3.5 (6.0) 51.9 36 Performance fees Note: Performance fees include prior quarter accrual true-ups. 1 Segregated Mandates includes Private Accounts, Managed CDOs and Private Equity. 2 AUM data presents US Mutual Fund AUM subject to performance fees as at 30 September 2019. Janus Investment Funds and Janus Aspen Series Portfolios are counted as distinct and separate funds.

33 US mutual funds with performance fees Mutual funds with performance fees¹ AUM 30 Sep 2019 US$m Benchmark Base fee Performance fee2 Performance cap/(floor) vs benchmark 3Q19 P&L impact US$’000 Research Fund 14,281 Russell 1000® Growth Index 0.64% ± 15 bps ± 5.00% (4,344) Forty Fund and Portfolio 14,255 Russell 1000® Growth Index 0.64% ± 15 bps ± 8.50% 1,335 Global Research Fund and Portfolio 3,526 MSCI World IndexSM 0.60% ± 15 bps ± 6.00% 600 Small Cap Value Fund 3,398 Russell 2000® Value Index 0.72% ± 15 bps ± 5.50% 793 Mid Cap Value Fund and Portfolio 3,339 Russell Midcap® Value Index 0.64% ± 15 bps ± 4.00% 779 Contrarian Fund 2,877 S&P 500® Index 0.64% ± 15 bps ± 7.00% (287) Overseas Fund and Portfolio 1,939 MSCI All Country World ex-U.S. IndexSM 0.64% ± 15 bps ± 7.00% (49) Research Portfolio³ 510 Russell 1000® Growth Index 0.64% ± 15 bps ± 5.00% (194) Global Real Estate Fund 432 FTSE EPRA / NAREIT Global Index 0.75% ± 15 bps ± 4.00% 97 Global Value Fund 195 MSCI World IndexSM 0.64% ± 15 bps ± 7.00% (86) Large Cap Value Fund 103 Russell 1000® Value Index 0.64% ± 15 bps ± 3.50% (16) Small-Mid Cap Value Fund4 56 Russell 3000® Value Index 0.70% ± 15 bps ± 5.00% 32 Asia Equity Fund 25 MSCI All Country Asia ex-Japan IndexSM 0.92% ± 15 bps ± 7.00% 7 Total 44,936 (1,333) Note: AUM data shown on a managed view. Numbers may not cast due to rounding. 1 The funds listed have a performance-based investment advisory fee that adjusts up or down based on performance relative to a benchmark over 36-month rolling periods. Please see the funds’ Statements of Additional Information for more details and benchmark information. 2 Adjustment of ± 15 bps assumes constant assets and could be higher or lower depending on asset fluctuations. 3 Until 1 May 2020, the Portfolio’s performance during the portion of the performance measurement period prior to 1 May 2017 will be compared to the Portfolio's former benchmark, the Core Growth Index (50% S&P 500® Index / 50% Russell 1000® Growth Index). Prior to 1 May 2017, the performance fee hurdle was ± 4.5% vs the Core Growth Index. 4 Until 1 August 2022, the Fund’s performance during the portion of the performance measurement period prior to 1 August 2019 will be compared to the Fund's former benchmark, the Russell 3000® Value Index.

34 Long-term incentive compensation Estimated future long-term incentive compensation amortisation US$m Amount remaining to expense 2019 2020 2021 2022 2023 2016 annual grant 6 6 – – – – 2017 annual grant 22 17 5 – – – 2018 annual grant 79 50 23 6 – – 2019 annual grant 149 75 47 21 4 2 Other¹ 112 32 31 23 16 10 Total long-term incentive compensation 369 181 106 50 20 12 Note: 2016, 2017 and 2018 annual grants generally vest over three and four years. 2019 annual grants generally vest over three years. Assumes no forfeitures in future periods. Assumes no change in future values related to market or currency, which would impact expense related to cash based awards (MFSAs and DEP funds) and social security expense upon vesting. Numbers may not cast due to rounding. 1 Includes retention and recruiting awards, other subsidiary grants and social security expense. Social security expense is estimated based on amount of existing awards expected to vest in that year.

35 Contacts Investor enquiries John Groneman Global Head of Investor Relations +44 (0) 20 7818 2106 john.groneman@janushenderson.com Jim Kurtz Investor Relations Manager +1 (303) 336 4529 jim.kurtz@janushenderson.com Investor Relations investor.relations@janushenderson.com Media enquiries North America: Erin Passan +1 (949) 922 2112 epassan@gagnierfc.com EMEA: Sarah de Lagarde +44 (0) 20 7818 2626 sarah.delagarde@janushenderson.com United Kingdom: FTI Consulting Tom Blackwell +44 (0) 20 3727 1051 tom.blackwell@FTIConsulting.com Asia Pacific: Honner Jessica Effeney +61 2 8248 3745 jessica@honner.com.au

36 Past performance is no guarantee of future results. Investing involves risk, including the possible loss of principal and fluctuation of value. Forward looking information This presentation includes statements concerning potential future events involving Janus Henderson Group plc that could differ materially from the events that actually occur. The differences could be caused by a number of factors including those factors identified in Janus Henderson Group’s Annual Report on Form 10-K for the fiscal year ended 31 December 2018, on file with the Securities and Exchange Commission (Commission file no. 001-38103), including those that appear under headings such as ‘Risk Factors’ and ‘Management’s Discussion and Analysis of Financial Condition and Results of Operations’. Many of these factors are beyond the control of the company and its management. Any forward-looking statements contained in this presentation are as of the date on which such statements were made. The company assumes no duty to update them, even if experience, unexpected events, or future changes make it clear that any projected results expressed or implied therein will not be realised. Annualised, pro forma, projected and estimated numbers are used for illustrative purposes only, are not forecasts and may not reflect actual results. No public offer The information, statements and opinions contained in this presentation do not constitute a public offer under any applicable legislation or an offer to sell or solicitation of any offer to buy any securities or financial instruments or any advice or recommendation with respect to such securities or other financial instruments. Not all products or services are available in all jurisdictions. Mutual funds in the US distributed by Janus Henderson Distributors. Please consider the charges, risks, expenses and investment objectives carefully before investing. For a US fund prospectus or, if available, a summary prospectus containing this and other information, please contact your investment professional or call 800.668.0434. Read it carefully before you invest or send money. Janus Henderson, Janus, Henderson, Intech, Alphagen and Knowledge. Shared are trademarks of Janus Henderson Group plc or one of its subsidiaries. © Janus Henderson Group plc. Janus Henderson Investors 201 Bishopsgate, London EC2M 3AE Tel: 020 7818 1818 Fax: 020 7818 1819